EX-32.1

               CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                    PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-KSB of Financial Ventures, Inc. for the year ended March 31, 2006, I, Matthew McNeally Chief Executive Officer of Financial Ventures,
Inc. and I, V. Terence Franzke, Chief Financial Officer of Financial Ventures, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) 	such Annual Report on Form 10-KSB for the year ended March
31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) 	the information contained in such Annual Report on Form 10-
KSB for the year ended March 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of Financial Ventures, Inc.

August 23, 2007


                                By:/s/ Matthew McNeally
                                   --------------------------
                                    Matthew McNeally
                                    Chief Executive Officer


                                By:/s/ V. Terence Franzke
                                  ---------------------------
                                    V. Terence Franzke
                                    Chief Financial Officer


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